                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 9, 2005 (May 9, 2005)
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                            CAPITAL PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island
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                 (State or other jurisdiction of incorporation)

0-9380                                                               05-0386287
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(Commission File Number)                      (IRS Employer Identification Number)

              100 Dexter Road, East Providence, Rhode Island 02914
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                    (Address of principal executive offices)

                                 (401) 435-7171
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 8.01. OTHER EVENTS

     On May 9, 2005, Capital Properties,  Inc. (the "Registrant") announced that
Intercontinental  Real Estate  Investment Fund IV LLC, a  Massachusetts  limited
liability  company  ("Intercontinental"),   began  construction  of  a  480  car
underground parking structure, retail pavilion and two residential towers on the
Registrant's  property  located in the Capital Center area of Providence,  Rhode
Island. Intercontinental also plans to construct an office building and/or hotel on the same  parcel  of land  when  such  construction  is  justified  by market conditions.  A copy of the Registrant's press release and letter to shareholders regarding  the  above is  attached  hereto  as  Exhibit  99.1 and  Exhibit  99.2 respectively and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         99.1  Press Release regarding commencement of construction.
         99.2  Letter to shareholders regarding commencement of construction.

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

By:      /s/ Barbara J. Dreyer
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             Barbara J. Dreyer, Treasurer

Date:  May 9, 2005